UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024
Commission File Number: 1-40392
DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant's address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279
Registrant’s telephone number, including area code:  (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 19, 2024, DT Midstream, Inc. (the “Company”) and its wholly-owned subsidiary, DTM Interstate Transportation, LLC (“DTM Transportation” and together with the Company, the “DTM Parties”), entered into a purchase and sale agreement (the “Purchase Agreement”) with ONEOK Partners Intermediate Limited Partnership (“ONEOK Intermediate”) and Border Midwestern Company (“Border Midwestern,” and together with ONEOK Intermediate, the “ONEOK Parties”), pursuant to which DTM Transportation will acquire 100% of the equity interests of each of Guardian Pipeline, L.L.C., Midwestern Gas Transmission Company and Viking Gas Transmission Company (each of which own certain pipelines and related assets in the Midwestern United States) from the ONEOK Parties for a purchase price of $1.2 billion, subject to customary adjustments (the “Transaction”).

The Purchase Agreement contains customary representations, warranties and covenants by the DTM Parties and the ONEOK Parties.

The Transaction has an effective date of the earlier of (i) the date of the closing of the Transaction and (ii) January 1, 2025 and is expected to close by late 2024 or early 2025, subject to satisfaction or waiver of certain customary closing conditions, including the accuracy of the representations and warranties of each party, compliance by each party in all material respects with its covenants, the parties entering into a transition services agreement, and regulatory approvals including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Purchase Agreement contains certain customary termination rights.

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are subject to and qualified in their entirety by reference to the copy of the Purchase Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

On November 19, 2024, the Company issued a press release regarding the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the slide presentation regarding the Transaction is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated November 19, 2024, by and among DT Midstream, Inc., DTM Interstate Transportation, LLC, ONEOK Partners Intermediate Limited Partnership and Border Midwestern Company.

99.1	Press Release of DT Midstream, Inc., dated November 19, 2024.

99.2	Slide Presentation of DT Midstream, Inc., dated November 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements, within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in the Company’s Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by the that discuss important factors that could cause the Company’s actual results to differ materially.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of the Company including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; our ability to fund and close the Transaction, the anticipated timing and terms of the Transaction, our ability to realize the anticipated benefits of the Transaction, and our ability to manage the risks of the Transaction; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to prevent, detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC.

The above list of factors is not exhaustive. New factors emerge from time to time. Any forward-looking statements speak only as of the date on which such statements are made. The Company expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024

DT MIDSTREAM, INC. (Registrant)

by	/s/ Jeffrey A. Jewell
	Name:	Jeffrey A. Jewell
	Title:	Executive Vice President and Chief Financial Officer